Exhibit 10.1

EXECUTION VERSION

SYNDAX PHARMACEUTICALS, INC.

THIRD AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

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SECTION 6 MISCELLANEOUS		21
6.1	Successors and Assigns.	21
6.2	Third Parties.	21
6.3	Governing Law.	21
6.4	Counterparts.	21
6.5	Notices.	21
6.6	Severability.	22
6.7	Amendment and Waiver.	22
6.8	Rights of Holders.	22
6.9	Delays or Omissions.	22
6.10	Attorneys’ Fees.	22
6.11	Headings.	22
6.12	Entire Agreement.	23
6.13	Further Assurances.	23
6.14	Aggregation of Stock.	23

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THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is effective as of August 21, 2015 pursuant to the amendment provisions of Subsection 7.7 of that certain Second Amended and Restated Investors’ Rights Agreement dated June 1, 2015 (the “Prior Agreement”), by and among Syndax Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the investors listed on Exhibit A (each individually, an “Investor” and collectively, the “Investors”), Eckard Weber Living Trust UTA, Ronald Evans, Ph.D., Peter Ordentlich, Ph.D., Michael Downes, Ph.D. and Richard Heyman, Ph.D. (each individually, a “Stockholder” and collectively, the “Stockholders”) and Bayer Pharma AG (formerly known as Bayer Schering Pharma AG), a corporation organized under the laws of the Federal Republic of Germany (“Bayer”), and with regard to Bayer, only with respect to Subsection 2.6, Subsection 2.7 and any other provisions of this Agreement applicable thereto.

RECITALS

WHEREAS, certain Investors are purchasing shares of Series C-1 Preferred Stock of the Company (the “Series C-1 Preferred Stock”) pursuant to that certain Series C-1 Preferred Stock Purchase Agreement dated as of even date herewith (the “Purchase Agreement”);

WHEREAS, the amendment and restatement of the Prior Agreement in the manner set forth in this Agreement is a condition to closing under the Purchase Agreement;

WHEREAS, the parties to the Prior Agreement (the “Existing Investors”) desire to amend and restate the Prior Agreement and to accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, the Existing Investors who are signatories to this Agreement hold the requisite power and authority pursuant to Subsection 7.7 of the Prior Agreement to effectuate the amendment and restatement of the Prior Agreement and enter into this Agreement as set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Existing Investors hereby agree that the Prior Agreement is amended, restated and superseded in its entirety by this Agreement, and the parties to this Agreement further agree as follows:

AGREEMENT

SECTION 1

[Intentionally Omitted.]

SECTION 2

REGISTRATION RIGHTS;

RESTRICTIONS ON TRANSFERABILITY

2.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” shall mean with respect to any specified Person, any other Person who, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person, including without limitation any parent, subsidiary, affiliate of parent, general partner, managing member, officer or director or employee of such Person or any venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor (or sub-advisor) with, such Person.

“Commission” shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

“Conversion Shares” shall mean the Common Stock issued or issuable upon conversion of the Shares.

“Holder” shall mean any Investor owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Subsection 2.14 hereof; provided, however, that with respect to Subsection 2.6 hereof and other provisions of this Agreement applicable to a registration pursuant to such subsection, in addition to the foregoing definition, “Holder” shall also mean the Stockholders and Bayer; provided, further, that with respect to Subsection 2.7 hereof and other provisions of this Agreement applicable to a registration pursuant to such subsection, in addition to the foregoing definition, “Holder” shall also mean Bayer.

“Initiating Holders” shall mean the Investor or transferees of the Investor under Subsection 2.14 hereof who in the aggregate are Holders of not less than thirty-five percent (35%) of the outstanding Registrable Securities.

“Major Holder” shall mean: (i) the Investor or transferees of the Investor under Subsection 2.14 hereof who in the aggregate are Holders of not less than five percent (5%) of the fully-diluted shares of the Company on an as-converted basis (as adjusted for any stock splits, consolidations and the like); and (ii) for purposes of Subsections 5.1 and 5.2 only, BMV Direct II LP, provided, however, that BMV Direct II LP shall no longer be deemed a “Major Holder” on the date on which it no longer holds Registrable Securities.

“MF Holder” shall mean an (i) Investor that is a registered investment company within the meaning of the Investment Company Act of 1940, as amended, that is listed on Exhibit B (which Exhibit may be updated from time to time by the Company) and (ii) Jennison Global Healthcare Master Fund, Ltd. and its Affiliates.

“Person” shall mean an individual, a corporation, a partnership, a trust or unincorporated organization or any other entity or organization.

“Preferred Stock” shall mean the Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C-1 Preferred Stock of the Company.

“Prime Preferred Stock” shall mean the Series A-1 Preferred Stock, Series B-1 Preferred Stock and the Series C-1 Preferred Stock of the Company.

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The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means (a) the Conversion Shares, (b) all shares of Common Stock owned by the Investors, (c) any Common Stock issued (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock described in clauses (a) or (b) hereof; provided, however, that with respect to Subsection 2.6 hereof and other provisions’ of this Agreement applicable to a registration pursuant to such subsection, in addition to the foregoing definition, “Registrable Securities” shall also mean all shares of Common Stock owned by the Stockholders and Bayer; provided further, that with respect to Subsection 2.7 hereof and other provisions of this Agreement applicable to a registration pursuant to such subsection, in addition to the foregoing definition, “Registrable Securities” shall also mean all shares of Common Stock owned by Bayer.

“Registration Expenses” shall mean all reasonable expenses incurred by the Company in complying with Subsections 2.5, 2.6 and 2.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and all reasonable fees and disbursements of (a) one special counsel for all of the Holders who elect to include their Registrable Securities in any such registration and (b) one special counsel for Bayer if it elects to include its Registrable Securities in any such registration.

“Restricted Securities” shall mean the securities of the Company required to bear the legend set forth in Subsection 2.3 hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

“Shares” shall mean shares of the Preferred Stock.

“Warrant Agreement” shall mean the Warrant Agreement between the Company and Bayer, dated March 26, 2007.

2.2 Restrictions. The Shares and the Conversion Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investor will cause any proposed purchaser, assignee, transferee or pledgee of the Shares and the Conversion Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

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2.3 Restrictive Legend. Each certificate representing (a) the Shares, (b) the Conversion Shares, and (c) any other securities issued in respect of the securities referenced in clauses (a) and (b) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AGREEMENTS BETWEEN THE COMPANY AND THE ORIGINAL STOCKHOLDER, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.”

Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.

2.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder’s expense by either (a) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (b) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (c) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with Rule 144, (y) in any transaction in which an Investor which is a corporation distributes Restricted Securities solely to its Affiliates for no consideration, or (z) in any transaction in which an Investor which is a partnership distributes Restricted Securities solely to its partners, limited partners, retired partners, members or retired members for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legends set forth in this Section 2, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement.

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2.5 Requested Registration.

(a) In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the Company will:

(i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

(ii) as soon as practicable and in any event within ninety (90) days after receipt of such written request, use its commercially reasonable best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of the written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Subsection 2.5:

(A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(B) Prior to twelve (12) months after the effective date of the Company’s initial public offering;

(C) After the Company has effected two (2) such registrations pursuant to this subparagraph 2.5(a), such registration has been declared or ordered effective and the securities offered pursuant to each such registration have been sold; provided that all Registrable Securities requested for inclusion were in fact included in such registration. The Company shall not be obligated to effect more than two registration statements in any twelve (12) month period;

(D) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration initiated by the Company; provided that the Company is actively employed in good faith in all commercially reasonable best efforts to cause such registration statement to become effective and provided further that the rights of the Initiating Holders to include Registrable Securities for registration in the Company’s registration shall be governed by Subsection 2.6 hereof; or

(E) If such registration, qualification or compliance involves securities with an aggregate value less than Ten Million Dollars ($10,000,000).

Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the board of directors of the Company (the “Board”), such registration would be seriously detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer

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the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (D) above) for up to two (2) periods of not more than sixty (60) days each after receipt of the request of the Initiating Holders, and provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

(b) Underwriting. In the event that a registration pursuant to Subsection 2.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Subsection 2.5(a)(i). The right of any Holder to registration pursuant to Subsection 2.5 shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Subsection 2.5 and the inclusion of such Holder’s Registrable Securities in the underwriting, to the extent requested and provided herein.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Subsection 2.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days (one hundred eighty (180) days in the case of the Company’s initial public offering) after the date of the final prospectus used in such public offering.

2.6 Company Registration.

(a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a merger, acquisition or exchange, or (iii) a registration relating to convertible debt transaction, the Company will:

(i) promptly give to each Holder written notice thereof; and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within twenty (20) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by Holders of the Company’s securities who have demanded such registration and further subject to the underwriter’s right to limit the number of securities included in the registration as set forth in Subsection 2.6(b) below.

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(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection 2.6(a)(i). In such event, the right of any Holder to registration pursuant to Subsection 2.6 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the Holders who have demanded such registration, as the case may be). Notwithstanding any other provision of this Subsection 2.6, if the managing underwriter determines in its sole discretion that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities owned by each participating Holder) entitled to be included in such registration; but in no event shall the amount of securities of the participating Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case the participating Holders may be entirely excluded if the managing underwriter makes the determination described above and no other stockholder’s securities are included. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest one hundred (100) shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days (one hundred eighty (180) days in the case of the Company’s initial public offering) after the date of the final prospectus included in the registration statement relating thereto.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

2.7 Registration on Form S-3.

(a) If any Holder or Holders of at least twenty percent (20%) of the then outstanding Registrable Securities or Bayer or any assignee thereof in accordance with the Warrant Agreement requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed One Million Dollars ($1,000,000), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its commercially reasonable best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, but in no event later than sixty (60) days following the request, use its commercially reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of written notice from the Company. The substantive provisions of Subsection 2.5(b) shall be applicable to each registration initiated under this Subsection 2.7.

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(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Subsection 2.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) in a given twelve month period, after the Company has effected two (2) such registrations pursuant to subparagraph 2.7(a); or (iii) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company’s obligation to use its commercially reasonable best efforts to file a registration statement shall be deferred for up to two periods of sixty (60) days each, such sixty (60) day periods not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder or Holders. The Company shall not defer its obligation in this manner more than once in any twelve-month period.

2.8 Corporate Transaction. In the event of a Corporate Transaction, the Company shall use reasonable efforts to cause the registration rights described under this Section 2 to be assumed or equivalent registration rights to be substituted by a successor corporation or a parent or subsidiary of such successor corporation in writing: “Corporate Transaction” means a sale of all or substantially all of the Company’s assets or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person or a sale of capital stock such that the stockholders immediately prior to such sale possess less than fifty percent (50%) of the voting power immediately after such sale; provided, however, that (a) the provisions of this Subsection 2.8 may be waived by the holders of at least sixty percent (60%) of the then outstanding Registrable Securities and Bayer and (b) the provisions of this Subsection 2.8 shall not apply in the event of any Corporate Transaction if all Holders are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

2.9 Expenses of Registration. All Registration Expenses, including the reasonable fees and expenses of not more than one special counsel to the Holders, incurred in connection with registrations pursuant to Subsections 2.5, 2.6 and 2.7 shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Subsection 2.5, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, (i) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered and (ii) the Company shall be deemed not to have effected a registration pursuant to subparagraph 2.5(a) of this Agreement. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of such Registration Expenses, all of which shall be borne by the Company. In such case, the Company shall be deemed not to have effected a registration pursuant to subparagraph 2.5(a) of this Agreement. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

2.10 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. The Company will:

(a) Prepare and file with the Commission a registration statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period that the Holder refrains from selling any securities included in such registration at the request of the Company or an underwriter of the Common Stock (or any other securities) of the Company and (ii) in the case of any registration on Form S-3 which is intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which includes (A) any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (a) and (b) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the registration statement;

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(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement and amendments and supplements thereto, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(c) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(d) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(e) Provide transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than effective date of such registration;

(f) Prepare and file amendments of or supplements to the registration statement or prospectus necessary to comply with the Securities Act with respect to disposition of the Registrable Securities covered by such registration statement;

(g) Use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already qualified to do business or subject to service of process in that jurisdiction;

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(h) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Subsection 2.10, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Subsection 2.10, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(i) Make generally available to its security holders, and to deliver to each Holder participating in the registration statement, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Securities Act covering a period of 12 months beginning after the effective date of such registration statement as soon as reasonably practicable after the termination of such 12-month period; and

(j) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder and other security holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.11 Indemnification.

(a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred,’ provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally, but not jointly, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter

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within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that in no event shall any indemnity under this Subsection 2.11(b) exceed the net proceeds from the offering received by such Holder unless such liability arises out of or is based upon the willful misconduct by such Holder.

(c) If the indemnification provided for in this Subsection 2.11 is held by a court of competent jurisdiction to be unavailable to a party entitled to indemnification under this Subsection 2.11 (the “Indemnified Party”) with respect to any loss, liability, claim, damage or expense referred to herein, then the party required to provide indemnification (the “Indemnifying Party”), in lieu of indemnifying such Indemnified Party hereunder, instead shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(d) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain its own separate counsel with the reasonable fees and expenses to be paid by the Indemnifying Party if the Indemnified Party reasonably determines that representation of such Indemnified Party would be appropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

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2.12 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

2.13 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its commercially reasonable best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Exchange Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as an Investor owns any Restricted Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

2.14 Transfer of Registration Rights. The rights to cause the Company to register securities granted Investors under Subsections 2.5, 2.6 and 2.7 may only be assigned to (i) a transferee or assignee who acquires at least sixty-six percent (66%) of an original Holder’s Registrable Securities as of the date hereof (subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions), (ii) any other Investor who has such registration rights, (iii) any assignee of Bayer in accordance with the Warrant Agreement, (iv) any affiliated fund of any Holder that is a partnership or limited liability company, (v) any partner or retired partner of any Holder which is a partnership or member or retired member of any Holder which is a limited liability company, (vi) any family member or trust for the benefit of any individual Holder or (vii) as provided by restrictions required by law; provided in each case that prompt written notice of such assignment is given to the Company and such assignee agrees to be bound by the provisions of this Agreement.

2.15 Market Stand-off Agreement. Each Holder agrees in connection with the initial public offering of the Company’s securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, limit such Holder’s market risk regarding or otherwise directly or indirectly dispose of any Registrable Securities (other than those included in the registration) or other capital stock of the Company or securities exchangeable or convertible into capital stock of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus used in such registration) as may be

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requested by the Company or such managing underwriters, and to enter into a lock-up agreement in customary form with such underwriters providing for restrictions approved by the Board, provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements, except as otherwise set forth herein. Notwithstanding the foregoing, Fidelity Research and Management Company and its Affiliates will only be subject to the foregoing provisions of this Subsection 2.15 with regards to any Registrable Securities held immediately before the effective date of the registration statement of the initial public offering. In the event of any early release of portions of the securities subject to such lock-up agreements, all Holders will be released on a pro rata basis from such agreements. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements. The certificates for the (a) Shares, (b) Conversion Shares, (c) any New Securities and (d) any other securities issued in respect of the securities referenced in clauses (a), (b) and (c) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall contain, for so long as such market stand-off provision remains in place, a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A MARKET STAND-OFF AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL STOCKHOLDER THAT PROHIBITS SALE OR TRANSFER OF SUCH SHARES FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE DATE OF THE FINAL PROSPECTUS FOR THE INITIAL PUBLIC OFFERING OF THE ISSUER’S COMMON STOCK. THIS AGREEMENT IS BINDING UPON TRANSFEREES. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.”

2.16 Termination of Rights. The rights of any particular Holder or permitted transferee thereof to cause the Company to register securities under Subsections 2.5, 2.6 and 2.7 shall terminate with respect to such Holder on the earlier of: (a) the date when such Holder can sell all of its Registrable Securities in a single transaction pursuant to Rule 144 of the Securities Act, (b) the three (3) year anniversary of the effective date of the Company’s initial public offering, or (c) a Liquidating Transaction (as defined in the Company’s Thirteenth Amended and Restated Certificate of Incorporation, as amended from time to time (the “Charter”)).

SECTION 3

RIGHT OF FIRST OFFER

3.1 Right of First Offer. Subject to the terms and conditions contained in this Section 3, the Company hereby grants to each Investor holding Prime Preferred Stock (each an “RFO Holder”) the right of first offer (the “Right of First Offer”) to purchase its Pro Rata Portion (as defined below) of any New Securities (as defined in Subsection 3.2) which the Company may, from time to time, propose to sell and issue. RFO Holder’s “Pro Rata Portion” for purposes of this Section 3 is equal to (x) the sum of the number of shares of the Company’s Common Stock then held by such RFO Holder and the number of shares of the Company’s Common Stock issuable upon conversion of the Prime Preferred Stock then held by such RFO Holder divided by (y) the sum of the total number of shares of the Company’s Common Stock then outstanding and the number of shares of the Company’s Common Stock issuable upon conversion of the then outstanding Prime Preferred Stock, as adjusted (assuming full conversion and exercise of all convertible and exercisable securities).

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3.2 Definition of New Securities. Except as set forth below, “New Securities” shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, “New Securities” does not include:

(a) the Conversion Shares;

(b) all shares of Common Stock issued or deemed issued to employees or directors of, or consultants or advisors to this corporation, pursuant to the Company’s 2007 Stock Plan, as amended from time to time, and approved by a majority of the Board, including a majority of the Preferred Directors (as defined in Charter);

(c) all shares of Common Stock issued or deemed issued in connection with research and development partnerships, licensing, corporate partnering, collaborative arrangements or similar transactions approved by the holders of more than sixty percent (60%) of the outstanding Prime Preferred Stock on an as converted basis;

(d) all securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock;

(e) securities to financial institutions or lessors issued in connection with commercial credit arrangements, equipment financings, or similar transactions approved by a majority of the Board, including a majority of the Preferred Directors (as defined in the Charter);

(f) capital stock issued in connection with bona fide acquisitions, mergers, consolidations or similar business combinations, provided that such issuance has been approved by the holders of more than sixty percent (60%) of the outstanding Prime Preferred Stock;

(g) shares of Common Stock or convertible securities actually issued upon the exercise of options or shares of Common Stock actually issued upon the conversion or exchange of convertible securities, in each case provided such issuance is pursuant to the terms of such option or convertible security, and

(h) all securities issued pursuant to a firm commitment, underwritten initial public offering registered under the Securities Act.

3.3 Notice of Right. In the event the Company proposes to undertake an issuance of New Securities, it shall give each RFO Holder written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. The RFO Holders shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in Subsection 3.1), for the price and upon the terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If any RFO Holders do not indicate an interest in purchasing any such RFO Holder’s full Pro Rata Portion of such New Securities by the end of the 15-day period, the Company shall give notice of any remaining available New Securities (the “Overallotment Notice”) to each of the other RFO Holders who has elected to purchase its full Pro Rata Portion (the “Electing Holders”). Such Overallotment Notice may be made by telephone if confirmed in writing within two (2) days. The Electing Holders shall then have a right of overallotment such that they shall have ten (10) days from the date such Overallotment Notice was given to indicate an interest to increase the number of shares of New Securities they may purchase pursuant to this Section 3, in an aggregate amount of up to the number of remaining available shares of New Securities which, if necessary, shall be

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apportioned pro rata on the basis of the proportion that the number of shares of Prime Preferred Stock and Common Stock then held by each such Electing Holder who elects to increase the number of shares of New Securities it proposes to purchase bears to the number of shares of Prime Preferred Stock and Common Stock then held by all such Electing Holders who elect to increase the number of shares of New Securities they propose to purchase.

3.4 Exercise of Right. If any RFO Holder exercises its Right of First Offer hereunder, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place as soon as practicable after the RFO Holder gives notice of such interest.

3.5 Lapse and Reinstatement of Right. In the event a RFO Holder fails to exercise the Right of First Offer provided in this Section 3 in the manner provided above, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by such RFO Holder at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company’s notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the RFO Holder in the manner provided above.

3.6 Transfer of Right of First Offer. The Right of First Offer granted under Section 3 of this Agreement may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer of shares of the Company capital stock held by a RFO Holder; provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws; (b) written notice of such assignment is given to the Company; and (c) the transferee executes a written agreement to be bound by the terms of this Agreement.

3.7 Rights of Affiliated Investors. For purposes of this Section 3, Investors who are Affiliates of one or more other Investors shall, at the election of an Investor and one or more such Affiliates, be treated as a group (an “Investor Group”). Members of an Investor Group shall have the right to reallocate the rights granted by this Section 3 among themselves as they determine.

3.8 Termination of Right of First Offer. The Right of First Offer granted under this Section 3 of this Agreement shall terminate and be of no further force or effect upon the effective date of the Company’s initial public offering. In the event any RFO Holder fails to purchase its pro rata share of any New Securities, the Right of First Offer granted under this Subsection 3 shall terminate and be of no further force or effect as to such RFO Holder (the “RFO Right Condition”); provided, however, that the RFO Right Condition shall not apply to any Investor who purchased shares of Series C-1 Preferred Stock in connection with the Purchase Agreement or any Investor who purchases Registrable Securities after the date hereof.

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SECTION 4

[Intentionally omitted]

SECTION 5

AFFIRMATIVE COVENANTS OF THE COMPANY

The Company hereby covenants and agrees as follows:

5.1 Financial Information. The Company will furnish to each MF Holder, Major Holder or transferee thereof under Subsection 2.14 the following reports:

(a) As soon as practicable after the end of each fiscal year, and in any event within two hundred seventy (270) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles applied on a consistent basis and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company and approved by the Board;

(b) As soon as practicable after the end of each quarter, and in any event within forty-five (45) days thereafter (other than the last calendar month of each fiscal year), unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of the quarter, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such quarter, prepared in accordance with generally accepted accounting principles applied on a consistent basis and setting forth in each case in comparative form the figures for the same quarter one year earlier; provided that footnotes and schedule disclosure appearing in audited financial statements shall not be required, all in reasonable detail and signed by the principal financial or accounting officer of the Company;

(c) As soon as practicable after the end of each month, and in any event within thirty (30) days thereafter (other than the last calendar month of each fiscal year), unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of the month, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such month, prepared in accordance with generally accepted accounting principles applied on a consistent basis and setting forth in each case in comparative form the figures for the same month one year earlier; provided that footnotes and schedule disclosure appearing in audited financial statements shall not be required, all in reasonable detail and signed by the principal financial or accounting officer of the Company;

(d) As soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other updated or revised budgets for such fiscal year prepared by the Company and approved by the Board; and

The Company shall respond with reasonable promptness and accuracy, and shall use its commercially reasonable efforts to cause its transfer agent to respond promptly, to written requests made by or on behalf of any MF Holder, Major Holder or transferee thereof under Subsection 2.14 for information that is reasonably related to (i) accounting and securities law matters required in connection with such Investor’s year-end audit or (ii) the number of shares of the Company’s securities held by such Investor so as to permit such Investor to calculate its percentage equity ownership in the Company; provided, however, that the Company shall not be obligated to provide any information that could reasonably result in a violation of applicable law or conflict

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with the Company’s insider trading policies or confidentiality obligations; and provided further that the covenants set forth in this paragraph shall, with respect to each Investor, terminate and be of no further force or effect once such Investor no longer hold any securities of the Company that are restricted under the Securities Act.

Additionally, the Company shall furnish to a representative of Fidelity Research and Management Company or any transferee thereof under Section 2.14, as soon as practicable after delivery to the Board, copies of all approved minutes and approved consents of the Board and committees of the Board that the Company provides to its directors, except that such representative may be excluded from access to any material or portion thereof if (i) such exclusion is reasonably necessary to preserve the attorney-client privilege or to protect the Company’s highly confidential proprietary information, or (ii) providing such information could reasonably result in a violation of applicable law or conflict with the Company’s insider trading policy, code of conduct or a confidentiality obligation of the Company.

5.2 Inspection. The Company shall permit each Major Holder and MF Holder, at such Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Holder or the MF Holder.

5.3 Confidentiality. Each Major Holder and MF Holder agrees and will cause any representative of such Major Holder or MF Holder, respectively, to hold in confidence and trust and not use or disclose any information provided to or learned by it in connection with its rights under this Section 5 that is identified in writing as confidential (the “Confidential Information”), except that such Major Holder or MF Holder may disclose such information to any partner, member, subsidiary or parent of such Major Holder or MF Holder, respectively, for the purpose of evaluating its investment in the Company as long as (a) such partner, member, subsidiary or parent is advised of the confidentiality provisions of this Subsection 5.3 and (b) such Major Holder or MF Holder uses its commercially reasonable best efforts to ensure that such partner, member, subsidiary or parent holds such information in confidence and trust and will not use or disclose any information provided to or learned by it except as required by law. Notwithstanding the above, this Subsection 5.3 shall not apply to any information which any such Major Holder or MF Holder can prove:

(a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of such Major Holder or MF Holder;

(b) was known to such Major Holder or MF Holder, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure;

(c) is disclosed with the prior written approval of the Company;

(d) was independently developed by such Major Holder or MF Holder without any use of the Confidential Information and by employees of such Major Holder or MF Holder who have not had access to the Confidential Information, as demonstrated by files created at the time of such independent development;

(e) becomes known to such Major Holder or MF Holder, without restriction, from a source other than the Company without breach of this Subsection 5.3 by such Major Holder or MF Holder and otherwise not in violation of the Company’s rights;

(f) is disclosed generally to third parties by the Company without restrictions similar to those contained in this Subsection 5.3; or

(g) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that such Major Holder or MF Holder shall provide prompt notice of such court order or requirement to the Company to enable the Company to seek a protective order or otherwise prevent or restrict such disclosure.

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Notwithstanding the foregoing, an MF Holder or such MF Holder’s partner, member, investment manager, subsidiary or parent may identify only the Company and the value of such MF Holder’s security holdings in the Company (and not, for the avoidance of doubt, other confidential information with respect to the Company’s business) without prior notice to or consent from the Company and such MF Holder shall otherwise comply with the confidentiality obligations set forth in this Subsection 5.3 and (ii) disclose any Confidential Information if such disclosure is required by law. In the event that an MF Holder is required or requested to make such disclosure, it is agreed that, to the extent legally permissible, the MF Holder shall notify the Company and, to the extent reasonably practicable, the MF Holder shall provide such notice in advance of the disclosure so as to allow the Company an opportunity to seek (at the Company’s sole expense) a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained or that the Company waives compliance with the provisions hereof, the MF Holder may disclose such Confidential Information as may be required or requested.

5.4 No Promotion. The Company agrees that it will not, without the prior written consent of such MF Holder, use in advertising or publicity, or otherwise disclose to a third party, the name of such MF Holder, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by any of the aforementioned or any of their respective Affiliates. The Company further agrees that it shall obtain the written consent of the MF Holder prior to the Company’s or any of its subsidiaries’ issuance of any public statement detailing the purchase of Shares by the MF Holders; provided, however, the Company may file a Form D with the Commission and any other required securities filings with respect to the transactions contemplated by the Purchase Agreement without the prior written consent of the MF Holder so long as such filing does not identify the MF Holder. Notwithstanding the foregoing, the Company may identify any MF Holder, (a) as required by law, (b) in information and documents submitted to its stockholders seeking required consents or waivers to transactions or other actions that require such consent or waiver and (c) other non-public communications with third parties where disclosure of the capitalization of the Company is customary and such third parties are subject to customary confidentiality obligations. Notwithstanding anything herein to the contrary, this Subsection 5.4, as it pertains to any MF Holder, may not be amended or waived in a manner adverse to any MF Holder without the prior written consent of such MF Holder.

5.5 Patent, Copyright and Nondisclosure Agreements. The Company agrees to require each employee of the Company to execute a Patent, Copyright and Nondisclosure Agreement and each consultant and advisor of the Company to execute an agreement that provides for confidential treatment of the Company’s proprietary information, substantially in a form reasonably acceptable to the Board, as a condition of employment or continued employment or engagement, as the case may be, unless otherwise approved by the Board.

5.6 Stock Vesting. Unless otherwise approved by at least majority of the Board present at a meeting in which there is a quorum, the Company agrees that all Common Stock issued to employees, consultants, advisors, directors and officers in the future shall be subject to a repurchase option which provides that upon termination of the employment of such individual, with or without cause, the Company has the option to repurchase at cost any unvested shares held by the individual which repurchase option shall lapse twenty-five percent (25%) after one (1) year and the remainder on a monthly basis over the following three (3) year period. No such options or stock grants shall have acceleration provisions with respect to vesting, unless otherwise approved by at least majority of the Board present at a meeting in which there is a quorum. Notwithstanding the above, this Subsection 5.5 shall not apply to Stockholders.

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5.7 Insurance. The Company shall within two (2) months of the date hereof obtain from financially sound and reputable insurers directors’ and officers’ liability insurance on terms consistent with the NVCA VentureInsure product (the “D & O Policy”) in an amount approved by the Board. The Company shall cause to be maintained the D & O Policy except as otherwise decided in accordance with policies approved by a majority of the Preferred Directors (as defined in the Charter).

5.8 Annual Budget. The Company shall (a) provide to the Board a copy of the proposed Annual Budget for review at least sixty (60) days prior to the beginning of each fiscal year, and (b) the Company shall obtain the approval of a majority of the Board of the Annual Budget for such fiscal year at least thirty (30) days prior to the commencement of such fiscal year.

5.9 Board Matters. All non-employee directors and official board observers will be reimbursed for their reasonable out-of-pocket and travel expenses incurred (i) in attending Board meetings (or meetings of committees thereof), (ii) in attending other functions on behalf of the Company, or (iii) in connection with the performance of their duties as directors. All non-employee directors shall be compensated uniformly.

5.10 Management Compensation. The Board or a Compensation Committee thereof shall determine the compensation to be paid by the Company to an employee of or consultant to the Company in a managerial position involving compensation of at least $150,000 annually. Any grants of capital stock or options to employees, officers, directors or consultants of the Company shall be made pursuant to a stock option plan duly adopted by the Board.

5.11 Compliance with Laws. The Company shall comply with all applicable laws, rules, regulations and orders, except where noncompliance would not have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company. The Company shall comply with all applicable federal and state securities laws in connection with the offer, issuance, sale or redemption of any shares of its capital stock.

5.12 Payment of Taxes. The Company will pay and discharge all lawful Taxes (as defined below) before such Taxes shall become in default and all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such Tax, assessment, charge, levy or claim so long as the validity thereof is being contested by or for the Company in good faith by appropriate proceedings and an adequate reserve therefore has been established on its books. The term “Tax” (and, with correlative meaning, “Taxes”) means all United States federal, state and local, and all foreign, income, profits, franchise, gross receipts, payroll, transfer, sales, employment, use, property, excise, value added, ad valorem, estimated, stamp, alternative or add-on minimum, recapture, environmental, withholding and any other taxes, charges, duties, impositions or assessments, together with all interest, penalties, and additions imposed on or with respect to such amounts, or levied, assessed or imposed against the Company.

5.13 Financings. The Company shall promptly provide to its Board the details and terms of, and any brochures or investment memoranda prepared by or for the Company related to, any possible bone fide and material financing of any nature for the Company, whether initiated by the Company or any other Person.

5.14 Fourth Amended and Restated Voting Agreement. The Company shall cause any Person who acquires shares of capital stock constituting one percent (1%) or more of the Company’s then outstanding shares of capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged) to execute a counterpart of the Fourth Amended and Restated Voting Agreement of even date herewith, by and among the Company and certain stockholders of the Company (“Voting Agreement”) (if it is

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not already a party thereto), such execution indicating such Person’s agreement to become a “Holder” thereunder and to bound by the drag along provisions and related provisions of the Voting Agreement as of the date of such acquisition.

5.15 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.16 Right to Conduct Activities. The Company hereby agrees and acknowledges that Delos Investments 1 (together with its affiliates) (“Delos”) is a professional investment fund, and as such invests in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, Delos shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by Delos in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of Delos to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.17 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

5.18 Prime Preferred Stock Protective Provisions. So long as at least Eight Thousand One Hundred Thirty (8,130) shares of Prime Preferred Stock are outstanding, the Company shall not (by merger, reclassification or otherwise), without the prior approval of the Company’s board of directors, including a majority of the Preferred Directors (as defined in the Charter):

(a) change the strategic goals of the Company’s budgets, development and business plans;

20

(b) change the principal place of business of the Company or enter into any new line of unrelated business;

(c) execute any document which results in an assignment, license, sublicense (or its termination) of any of the Company’s material assets (including without limitation any of its intellectual property);

(d) enter into a strategic partnership;

(e) acquire the capital stock of another entity which results in the consolidation of that equity into the results of operations of the Company or any material acquisition of assets of another entity; or

(f) take any other action materially adversely affecting the rights, preferences and privileges of the Preferred Stock.

5.19 Employee Stock Option Grants. Subject to approval by the Board and stockholders of the Company, if applicable, as soon as practicable following each Closing (as defined in the Purchase Agreement), the Company shall grant the issuance of stock options under the Company’s 2007 Stock Plan, as amended, to certain of the Company’s employees, as determined in the discretion of the Board, in order for such Company employees to maintain a fully diluted ownership percentage in the Company of approximately 10.9%.

5.20 Termination of Covenants. The covenants set forth in this Section 5 (except Subsection 5.15) shall terminate on, and be of no further force or effect at such time as the Company (i) consummates the initial public offering of the Company or (ii) becomes subject to the reporting provisions of the Exchange Act.

SECTION 6

MISCELLANEOUS

6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs, executors and administrators and permitted transferees of the parties hereto.

6.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements entered into and performed in the State of Delaware solely by residents thereof without reference to principles of conflicts of laws or choice of laws.

6.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service or (v) four (4) days after being deposited in the U.S. mail,

21

First Class with postage prepaid, and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

6.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

6.7 Amendment and Waiver. Any provision of this Agreement may be amended or waived with the written consent of the Company and the Holders of more than sixty percent (60%) of the outstanding shares of the Prime Preferred Stock, voting as a separate class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company but in no event shall any amendment or waiver materially increase the obligations of any Holder, except upon the written consent of such Holder; provided that any amendment or waiver to Subsections 2.15 and 5.1 shall also require the consent of a majority of the outstanding shares of the Prime Preferred Stock held by the MF Holders, the Major Holders or any transferee thereof, voting together as a separate class; and provided further that any amendment to the definition of “MF Holder” or “Major Holder” shall require the consent of the effected MF Holder or Major Holder, respectively. Further, if such amendment or waiver would adversely affect the rights of a specific series of Preferred Stock in a manner different from the other series of Preferred Stock or Bayer in a manner different from the other Holders, then such amendment or waiver shall require the consent of the Investors holding more than fifty percent (50%) of such series of Preferred Stock or Bayer, as the case may be. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

6.8 Rights of Holders. Each Holder of Registrable Securities shall have the right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

6.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.

6.10 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.11 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which are incorporated herein by this reference.

22

6.12 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

6.13 Further Assurances. From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6.14 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

23

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Briggs Morrison
Name:	Briggs Morrison, M.D.
Title:	Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Stephanie J. Dorsey
Name:	Stephanie J. Dorsey
Title:	Assistant Treasurer

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Stephanie J. Dorsey
Name:	Stephanie J. Dorsey
Title:	Assistant Treasurer

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

BLACKROCK HEALTH SCIENCES TRUST

By: BlackRock Advisors, LLC
Its: Investment Adviser

By:	/s/ Thomas P. Callan
Name:	Thomas P. Callan
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO, A SERIES OF BLACKROCK FUNDS

By: BlackRock Advisors, LLC
Its: Investment Adviser

By:	/s/ Thomas P. Callan
Name:	Thomas P. Callan
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

BLACKROCK HEALTH SCIENCES MASTER UNIT TRUST

By: BlackRock Capital Management, Inc.
Its: Investment Adviser

By:	/s/ Thomas P. Callan
Name:	Thomas P. Callan
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

DELOS INVESTMENTS 1

By:	/s/ Henry Lin Chen
Duly Authorised Signatory

Name:	Henry Lin Chen
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

ORBIMED PRIVATE INVESTMENTS V, LP

By: OrbiMed Capital GP V LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

By:	/s/ Carl Gordon
	Name:	Carl Gordon
	Title:	Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

ECOR1 CAPITAL FUND, L.P.

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Managing Director, EcoR1 Capital, LLC

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

ECOR1 CAPITAL FUND QUALIFIED, L.P.

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Managing Director, EcoR1 Capital, LLC

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

JENNISON GLOBAL HEALTHCARE MASTER FUND, LTD.

By: Jennison Associates LLC, as the Investment Manager of Jennison Global Healthcare Master Fund, Ltd.

By:	/s/ David Chan
Name:	David Chan
Title:	Managing Director of Jennison Associates LLC

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

BOXER CAPITAL LLC

By:	/s/ Aaron Davis
Name:	Aaron Davis
Title:	Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MVA INVESTORS LLC

By:	/s/ Aaron Davis
Name:	Aaron Davis
Title:	Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MERIDIAN GROWTH FUND

By: its Investment Adviser
Arrowpoint Asset Management, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MERIDIAN SMALL CAP GROWTH FUND

By: its Investment Adviser
Arrowpoint Asset Management, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

ARROWPOINT FUNDAMENTAL OPPORTUNITY FUND, LP

By: its General Partner
Arrowpoint Partners GP, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

AP INVESTMENT SERIES, LLC

By: its Investment Adviser
Arrowpoint Asset Management, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

CORMORANT GLOBAL HEALTHCARE	Cormorant Global Healthcare Master Fund, LP
MASTER FUND, LP	200 Clarendon Street, 52nd Floor
Boston, MA 02116

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member of the General Partner

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

BMV DIRECT II LP
a Delaware limited liability company

By:	/s/ Brian Wolfe
Name:	Brian Wolfe
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

BIOBRIT, LLC

By:	/s/ Daniel M. Bradbury
Name:	Daniel M. Bradbury
Title:	Managing Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

DOMAIN PARTNERS VI, L.P.

By: One Palmer Square Associates VI, L.L.C.
Its: General Partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

DP VI ASSOCIATES, L.P.

By: One Palmer Square Associates VI, L.L.C.
Its: General Partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

DOMAIN PARTNERS VIII, L.P.

By: One Palmer Square Associates VIII, L.L.C.
Its: General Partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

DP VIII ASSOCIATES, L.P.

By: One Palmer Square Associates VIII, L.L.C.
Its: General Partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MC LIFE SCIENCE VENTURES, INC.

By:	/s/ Asuka Nakazato
Name:	Asuka Nakazato
Title:	Executive Vice President

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MPM BIOVENTURES IV-QP, L.P.

By: MPM BIOVENTURES IV GP LLC
Its: General Partner
By: MPM BIOVENTURES IV LLC
Its: Managing Member

By:	/s/ Luke Evnin
Name:	Luke Evnin, Ph.D.
Title:	Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MPM BIOVENTURES IV GMBH & CO.
BETEILIGUNGS KG

By: MPM BIOVENTURES IV GP LLC,
in its capacity as the Managing Limited Partner
By: MPM BIOVENTURES IV LLC
Its: Manager

By:	/s/ Luke Evnin
Name:	Luke Evnin, Ph.D.
Title:	Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MPM ASSET MANAGEMENT INVESTORS BV4, LLC

By: MPM BIOVENTURES IV LLC
Its: Manager

By:	/s/ Luke Evnin
Name:	Luke Evnin, Ph.D.
Title:	Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

MPM BIOVENTURES IV STRATEGIC FUND, L.P.

By: MPM BIOVENTURES IV GP LLC
Its: General Partner
By: MPM BIOVENTURES IV LLC
Its: Managing Member

By:	/s/ Luke Evnin
Name:	Luke Evnin, Ph.D.
Title:	Member

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

/s/ Roe Reynolds
Roe Reynolds

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:	ADDRESS:

/s/ Ronald Evans
Ronald Evans, Ph.D.

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

STOCKHOLDERS:	ADDRESS:

/s/ Peter Ordentlich
Peter Ordentlich, Ph.D.

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

STOCKHOLDERS:	ADDRESS:

/s/ Ronald Evans
Ronald Evans, Ph.D.

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

SCHEDULE OF INVESTORS

Fidelity Select Portfolios: Biotechnology Portfolio

Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

BlackRock Health Sciences Trust

BlackRock Health Sciences Opportunities Portfolio, a series of BlackRock Funds

BlackRock Health Sciences Master Unit Trust

OrbiMed Private Investments V, LP

EcoR1 Capital Fund, L.P.

EcoR1 Capital Fund Qualified, L.P.

Jennison Global Healthcare Master Fund, Ltd.

Boxer Capital LLC

MVA Investors LLC

Meridian Growth Fund

Meridian Small Cap Growth Fund

Arrowpoint Fundamental Opportunity Fund, LP

AP Investment Series, LLC

Cormorant Global Healthcare master Fund, LP

BMV Direct II LP

BioBrit LLC

A.M. Pappas Life Science Ventures III, L.P.

Avalon Ventures VII, L.P.

Boom Profit Investments Limited

Delos Investments 1

Domain Partners VI, L.P.

DP VI Associates, L.P.

Domain Partners VIII, L.P.

DP VIII Associates, L.P.

Forward Ventures IV, LP

Forward Ventures IVB, LP

Forward Ventures V, LP

GE Capital Equity Investments, Inc.

Kyowa Hakko Kirin Co., Ltd.

MC Life Science Ventures. Inc.

MPM Asset Management Investors BV4 LLC

MPM BioVentures IV-QP, LP

MPM BioVentures IV GmbH & Co. Beteiligungs KG

MPM BioVentures IV Strategic Fund, L.P.

PV III CEO Fund, L.P.

RMI Investments S.a.r.l.

Ronald Evans, Ph.D.

Roe Reynolds

EXHIBIT B

SCHEDULE OF MF HOLDERS

Fidelity Select Portfolios: Biotechnology Portfolio, and its Affiliates

Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund, and its Affiliates

BlackRock Health Sciences Trust, and its Affiliates

BlackRock Health Sciences Opportunities Portfolio, a series of BlackRock Funds, and its Affiliates

BlackRock Health Sciences Master Unit Trust, and its Affiliates

Meridian Growth Fund, and its Affiliates

Meridian Small Cap Growth Fund, and its Affiliates

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]